EXHIBIT # 32.2

CERTIFICATION OF PERIODIC REPORT

I, A.A. McLean III, of World Acceptance Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that (to my knowledge):

(1)	the Quarterly Report on form 10-Q of the Company for the quarter ended December 31, 2004, (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 10, 2005

/s/ A. A. McLean III
A.A. McLean III
Executive Vice President and CFO

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